UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

Summit Municipal Money Market Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal securities produced flat or modestly positive returns in the six-month period ended April 30, 2008. Shorter-term and higher-quality securities outperformed longer-term and lower-quality issues, respectively. Munis were pressured during our reporting period by reduced liquidity and a flight to quality, as monoline insurers reported significant mortgage-related losses that seemed to jeopardize their ability to insure against municipal bond defaults. In an attempt to keep financial market turmoil and tighter lending conditions from pushing the economy into a recession, the Federal Reserve slashed the fed funds target rate and took other extraordinary actions. Against this backdrop, the T. Rowe Price Summit Municipal Funds outperformed their peer group averages and maintained excellent long-term records.

HIGHLIGHTS

• Tax-free municipal securities produced flat or modestly positive returns in the six-month period ended April 30, 2008, pressured by reduced liquidity and a flight to quality.

• Each of the Summit Municipal Funds outperformed its Lipper benchmark in our reporting period and extended its favorable long-term performance record.

• While the negative environment for munis may linger, we have a positive long-term outlook for the asset class. With tax-exempt yields about the same as or higher than Treasury yields, municipals present an attractive option for taxable investors in any tax bracket.

• T. Rowe Price’s municipal bond portfolio managers and credit analysts are monitoring the municipal market very carefully and are identifying opportunities to invest in securities with attractive yields and a good long-term risk/reward tradeoff.

MARKET ENVIRONMENT

Economic growth has slowed dramatically since last autumn. According to current estimates, the economy expanded at an annualized rate of only 0.6% in the first quarter of 2008 and in the fourth quarter of 2007. The housing market continued to deteriorate, and aggregate employment fell during the first three months of the year. In addition, output in manufacturing and services sectors showed little or no growth, and inflation eroded consumers’ purchasing power. As a result, the economy is teetering on the edge of a recession—popularly defined as two consecutive quarters of negative GDP growth.

As subprime mortgage losses mounted and financial institutions significantly curtailed their lending activities in an attempt to preserve capital and avoid additional losses, the Federal Reserve took several extraordinary actions—such as helping J.P. Morgan acquire Bear Stearns and creating new credit facilities to allow investment banks and broker-dealers to borrow directly from the Fed—to reduce counterparty risk concerns and to boost market liquidity. The central bank also aggressively reduced the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime lending rates to consumers—from 5.25% last September to 2.00% by the end of April. Although inflation is currently higher than what monetary policy officials would prefer, the central bank could authorize additional rate cuts to keep the economy from deteriorating further.

U.S. Treasury yields, especially short- and intermediate-term yields, fell in concert with Fed actions and a flight to quality in the last six months. Shorter-term tax-free yields fell to a lesser extent. In contrast, long-term municipal yields climbed through the end of February, as shown in the graph, then eased somewhat over the next two months. The February yield spike reflects a substantial short-term sell-off in the municipal market—one of the worst periods for municipal securities in recent memory—that stemmed from a significant supply/demand imbalance.

Municipal bond yields are typically lower than taxable bond yields because their interest payments are exempt from federal income taxes. However, because of the municipal market’s recent weakness, tax-free bond yields are now about the same as or above yields of Treasury bonds with similar maturities. As of April 30, for example, the 3.69% yield offered by a 10-year municipal bond rated AAA was about 99% of the 3.73% yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Based on current valuations and our belief that the municipal bond market remains a high-quality market, we believe that investors who are seeking tax-free income and are willing to endure some additional volatility should consider taking advantage of what appears to be a great buying opportunity in the municipal bond market.

MUNICIPAL MARKET NEWS

The performance of municipal bonds in recent months has been hindered by an extraordinary confluence of factors.

• Reduced demand and liquidity. While demand from retail investors has been strong given the adjustment in tax-free interest rates, overall demand for tax-free securities, particularly from non-traditional investors such as hedge funds and foreign entities, has slowed. Also, broker-dealers have been less willing to put up their own capital to position bonds in inventory, further reducing liquidity in the market. In another sector of the market under pressure, broker-dealers have been allowing auctions of auction-rate securities—long-term securities whose interest rates are reset at weekly or monthly auctions—to fail because they are unable or unwilling to purchase the securities that do not receive bids from investors.

• Increased supply. According to The Bond Buyer, new municipal issuance in the first four months of 2008 was about $130 billion. Although conventional new supply is down so far this year, there has been an increase in secondary supply—stemming in part from the unwinding of tender option bond programs, which are structured transactions that create floating-rate securities from pools of long-term municipal bonds. Additionally, issuers are refinancing auction-rate securities at least in part with long-term, fixed-rate debt. Despite slow first-quarter issuance, the market is bracing for primary and secondary supply in 2008 to be well above last year’s record of $427 billion.

• Concerns about municipal bond insurers. Monoline insurance companies insure more than half of the $2.5 trillion municipal bond market and were typically AAA rated by the major credit rating agencies. As many of these insurers have disclosed their exposure to subprime mortgages (through their insurance guarantees to collateralized debt obligations), their financial health has declined. Some were downgraded to below AAA by at least one rating agency. Investors are concerned that the insurers’ health will deteriorate further, compromising the related guarantees that they provide to a large portion of the municipal market.

While this negative environment may linger, we have a positive long-term outlook for municipal bonds. Current valuations, with AAA tax-exempt yields about the same as or higher than Treasury yields across all maturities, present an attractive option for taxable investors in any tax bracket. The municipal bond market remains a high-quality market, where about half of the outstanding bonds are rated AAA or AA without an insurance guarantee. Many of the concerns regarding the financial health of monoline insurers seem to have already been discounted by the municipal bond market. Despite a partial rebound in the last two months, valuations of municipals relative to Treasuries remain near historically cheap levels.

At T. Rowe Price, as an ongoing and integral part of our municipal bond investment process, we have always evaluated the fundamental merits of the issuer of each municipal bond investment, whether the security is insured or not. We believe this rigorous attention to fundamental research will continue to reward our investors over the long term.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 1.28% in the first half of its fiscal year. As shown in the Performance Comparison table, the fund outperformed its Lipper benchmark.

The fund’s record versus competing portfolios over the last decade remains excellent. Lipper ranked the fund in the top 9% of the Lipper tax-exempt money market funds universe for the 10-year period ended April 30, 2008. The fund was also ranked in the top 13% for the 1-, 3-, and 5-year periods ended April 30, 2008. (Based on cumulative total return, Lipper ranked the Summit Municipal Money Market Fund 14 out of 109, 11 out of 94, 9 out of 85, and 6 out of 66 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2008, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The extraordinary events that gripped the credit markets in recent months spread to the municipal money market in January and continue to affect the sector in significant ways. Credit concerns regarding the monoline insurers—a significant presence in the variable rate market—have introduced credit spreads into a market sector that, until recently, was relatively homogenous. The mass exodus of hedge funds from the municipal market in February and the unwinding of tender option bond programs significantly reduced an important source of variable-rate supply from our market. At the same time, the collapse of the auction-rate securities market and the subsequent refinancing of that debt will mean substantial new supply for the municipal money market. Meanwhile, ongoing liquidity constraints have forced broker-dealers to reduce municipal inventory, pushing variable-rate yields higher. These crosscurrents will continue to reshape the market for some time to come.

Against the backdrop of turbulent credit markets, aggressive rate cutting by the Fed has pushed overall yields substantially lower. The one-year Libor (a taxable money market benchmark) declined from 4.75% to 2.98% during our reporting period, whereas the one-month Libor fell from 4.70% to 2.80%, reflecting most, but not all, of the Fed’s reductions of the fed funds rate in the last six months. Libor levels indicate that credit worries persist.

Municipal rates followed taxable rates lower, but to a lesser degree, reflecting the impact ongoing credit market disruptions are having on municipals. Variable-rate average yields fell about 75 basis points (0.75%) —much less than what one would expect in response to the Fed rate cuts—from an average of 3.70% in the second half of the fund’s previous fiscal year to an average of 2.95% in the most recent six-month period. As a result, municipal variable-rate yields are averaging about 75% of their taxable equivalents, adding to the tax advantage for municipal investors. Longer-term municipal money market rates dropped much more: For example, yields on one-year term securities fell from 3.37% to 2.00%. This sharp decline reflected both the scarcity of high-quality money market paper as well as expectations for Fed rate cuts.

We expect the municipal money market to remain unsettled for some time, as issues pertaining to the monoline insurers, auction-rate refinancing, broker-dealer liquidity, and the tender option bond market are sorted out. We expect a significant ramp-up in supply resulting not only from auction-rate refinancing but also from increased note issuance from state and local governments whose tax receipts are likely to fall short of projections due to the slowing economy. Coupled with our expectation that the Fed is all but finished cutting rates, we will be positioning the fund conservatively, looking to build our exposure to the variable-rate market and to shorten our weighted average maturity in anticipation of rising interest rates by year-end.

Summit Municipal Intermediate Fund
Your fund returned 2.02% in the first half of its fiscal year. As shown in the Performance Comparison table, the fund did better than the average intermediate-term municipal bond fund, as measured by Lipper. In the last six months, the fund’s total return represented dividend income totaling about $0.21 per share and a $0.01 increase in the net asset value (NAV), from $10.86 to $10.87.

The fund slightly underperformed the unmanaged Lehman Brothers Municipal Bond 1–15 Year Blend (1–17 Maturity) Index in the last six months because our allocations to 20-year bonds did not perform as well as shorter-term securities. In addition, underweighting high-quality prerefunded and general obligation bonds and weak performance of our revenue bonds worked against us, but relatively low exposure to insured bonds—which struggled due to monoline insurers’ financial problems—worked in our favor.

The fund’s record versus competing portfolios over the last decade remains very good. Lipper ranked the fund in the top 11% of the Lipper intermediate municipal debt funds universe for the three-year period ended April 30, 2008. Lipper also ranked the fund in the top 16% of the category for the 5- and 10-year periods. (Based on cumulative total return, Lipper ranked the Summit Municipal Intermediate Fund 42 out of 158, 15 out of 141, 19 out of 121, and 12 out of 77 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2008, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Our strategy for most of the last six months was to emphasize short-and intermediate-term bonds. This proved to be a prudent move, as the municipal yield curve steepened significantly (i.e., shorter-term tax-free yields fell well below longer-term yields) due to Fed rate cuts and weakness among long-term municipal bonds. Toward the end of our reporting period, as additional Fed rate cuts seemed less likely, we reduced exposure to five- and seven-year bonds in favor of shorter-and longer-term securities. With overweights in 3- and 20-year municipals, the portfolio was structured like a barbell as of April 30.

We kept the portfolio’s duration—a measure of its interest rate sensitivity—mostly neutral relative to the unmanaged Lehman index. Prior to January, the duration was slightly longer than that of the index, but we turned more conservative at the beginning of the year as market liquidity evaporated and certain investors were forced to sell their municipal holdings.

Credit spreads—the yield differences between higher- and lower-quality securities—generally widened in the last six months. However, the spread widening among higher-yielding sectors has not been uniform. Overall, our sector strategy has been to add to those sectors where spreads have widened the most, such as industrial and pollution control revenue and hospital revenue bonds. We have also been buying shorter-term tobacco bonds, which have held up fairly well even as longer-term tobacco securities have fared poorly in the last six months.

As you may recall from our previous reports, we had been reducing our exposure to bonds that are subject to the federal alternative minimum tax (AMT). However, as credit spreads widened in the last six months, we took advantage of attractive AMT bond valuations and modestly increased our exposure to AMT securities.

Summit Municipal Income Fund
Your fund returned 0.21% in the first half of our fiscal year. As shown in the Performance Comparison table, the fund fared slightly better than its Lipper benchmark. In the last six months, the fund’s total return reflected dividend income ($0.22 per share) that was almost completely offset by a $0.20 decline in the fund’s net asset value, or NAV, from $10.99 to $10.79.

The fund’s long-term record versus its competitors remains outstanding. Lipper ranked the fund in the top 4% of the general municipal debt funds category for the 10-year period ended April 30, 2008. Lipper also ranked the fund in the top 10% of the category for the five-year period. (Based on cumulative total return, Lipper ranked the Summit Municipal Income Fund 117 out of 234, 31 out of 221, 20 out of 211, and 5 out of 151 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2008, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

As municipal interest rates rose during our reporting period, the fund’s duration (a measure of its interest rate sensitivity) extended from 5.6 years at the end of October to 6.2 years as of April 30. Although the portfolio’s duration increased in absolute terms, we kept it neutral to slightly shorter than that of the Lehman Brothers Municipal Bond Index for most of the period.

The fund’s weighted average maturity declined slightly in the last six months. The Fed’s aggressive easing over the period allowed shorter-term municipal securities, namely in the three- to seven-year maturity range, to outperform. As securities in this range outperformed, we shifted our emphasis from 7- to 10-year bonds, which offered a compelling yield advantage. Overall, relative to the Lehman index, our exposure to intermediate-term securities remained slightly lower, and we continued to emphasize longer-term issues in the 20-year maturity range. As was the case in the previous six-month reporting period, a number of the fund’s better-performing holdings were prerefunded and escrowed-to-maturity (ETM) bonds, as well as high-quality intermediate-term municipals.

Long-term municipals underperformed shorter-term issues and generated mostly negative returns in the last six months. Lower-rated credits also suffered as credit spreads—the yield difference between higher-and lower-quality issues—continued to widen. Some of the worst-performing holdings in the fund were life care holdings and nonrated securities. On a positive note, a bond issued by New Jersey Health Care for Pascack Valley Hospital was one of our best-performing holdings in the last six months. The hospital had filed for bankruptcy, and its assets were sold through court proceedings, but bondholder proceeds have been stronger than projected, which allowed the bond’s valuation to improve significantly from its worst levels. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

The fund also holds a few small positions in floating-rate notes whose coupons are adjusted quarterly based on Libor. At the time of purchase, we believed these notes would be a defensive alternative to traditional long-duration bonds in a stable-to-higher interest rate environment. However, the credit crisis that ensued and the substantive Fed easing, along with illiquidity in the marketplace, caused a dramatic decline in the valuation of these securities. Municipal valuations overall were particularly hard hit through the end of February.

Overall, the fund’s typical overweight in lower-rated credits and above-average exposure to longer maturities detracted from performance. We did, however, take a less-aggressive approach to credit and duration over the past year, which helped the fund outperform its peer group average in this time of credit market distress.

Much of the change to the portfolio’s quality diversification stemmed from downgrades of several monoline insurers. This caused several securities to shift from credit ratings of AAA to mostly A. Sector diversification changes were minimal. We increased exposure to air and sea transportation revenue bonds as widening credit spreads in the sector made them compelling additions to the fund. Exposure to hospital revenue bonds declined slightly from six months ago, but this masks the fact that we were actively engaging in tax-loss swapping while valuations in the sector were cheap. We sold securities for which there was good demand and used the proceeds to purchase other hospital revenue securities with more attractive yields. We can use the losses from our sales to offset gains in order to minimize the fund’s taxable capital gain distributions to shareholders.

As always, we will look to take advantage of whatever relative value opportunities the municipal market may present. Given cheap municipal valuations relative to Treasuries, our outlook for the Fed to keep short-term rates steady for the time being, and a fairly steep municipal yield curve, we expect to focus on opportunities among longer-term issues. The portfolio’s duration will likely remain close to neutral in the near term.

OUTLOOK

Since last August, the Federal Reserve has acted vigorously to provide more liquidity to the markets in an attempt to prevent ongoing financial market disruptions from spilling over into the broader economy. Nevertheless, the housing sector continues to weaken, and slower economic growth and continued job losses in the months ahead could prompt the Fed to authorize additional interest rate cuts.

We believe the relative weakness of tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities since last autumn has been driven primarily by the flight to U.S. government securities and reduced liquidity, rather than fundamental municipal credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer very compelling values relative to taxable bonds, in our view, for investors in all tax brackets. Although the market has rebounded from its weakest levels in late February, municipal bond valuations remain very attractive.

T. Rowe Price’s municipal bond portfolio managers and credit analysts are monitoring the municipal market very carefully and are identifying opportunities to invest in securities with attractive yields and a good long-term risk/reward trade-off. Before investing, we will continue to rely on our rigorous, independent research to evaluate the fundamental merits of the underlying issuer of each security under consideration, whether it carries credit enhancement or not.

Thank you for your confidence in our investment management abilities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 20, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers Municipal Bond 1–15 Year Blend (1–17 Maturity) Index: A sub-index of the Lehman Brothers Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months, engineered for the tax-exempt bond market.

Lehman Brothers Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Libor: The London Interbank Offered Rate is a taxable money market benchmark.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter-and longer-term securities.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 95.8%		
Alabama 0.8%		
Alabama Special Care Facs. Fin. Auth., Ascension Health VRDN, 2.43%, 11/15/39	1,500	1,500
Jefferson County, Sewer Revenue, 5.00%, 2/1/33 (Prerefunded 2/1/09) (1)(2)	1,165	1,200
		2,700
Alaska 1.5%		
Merrill Lynch, Alaska Housing, Single Family VRDN, 2.52%, 6/1/22 (3)	5,105	5,105
		5,105
Arizona 0.7%		
Salt River Project Agricultural Improvement & Power VRDN, 2.43%, 1/1/37	800	800
Salt River Project Agricultural Improvement & Power VRDN, 2.72%, 1/1/21	1,700	1,700
		2,500
California 2.7%		
California Statewide CDA, St. Joseph Health VRDN, 2.45%, 7/1/47 (4)	3,000	3,000
Lehman Municipal Trust Receipts, Univ. of California, Regents Medical Center, VRDN, 2.74%, 5/15/37 (5)	2,000	2,000
San Francisco Bay Area Rapid Transit, GO VRDN, 2.41%, 8/1/35	2,000	2,000
Santa Clara Valley Transportation Auth. VRDN, 2.89%, 4/1/36 (6)	2,000	2,000
		9,000
Connecticut 0.9%		
Connecticut HEFA, Yale Univ., VRDN, 2.41%, 7/1/42	1,700	1,700

Lehman Municipal Trust Receipts, Yale Univ. VRDN, 2.90%, 7/1/42	1,200	1,200
		2,900
District of Columbia 0.3%		
District of Columbia, Maret School, VRDN, 2.70%, 10/1/33	1,000	1,000
		1,000
Florida 5.7%		
Eclipse Funding Trust, Orlando-Orange County Expressway VRDN, 2.47%, 7/1/37 (4)	4,000	4,000
Florida State Board of Ed., GO, 6.00%, 6/1/08	200	200
Florida State Board of Ed., GO, VRDN, 2.44%, 6/1/27	1,000	1,000
Florida State Board of Ed., GO, VRDN, 2.51%, 6/1/15	1,000	1,000
Florida State Board of Ed., GO, VRDN, 2.82%, 6/1/23	2,000	2,000
Florida State Board of Ed., GO, VRDN, 2.82%, 6/1/30	1,500	1,500
Merrill Lynch, Baptist Health, VRDN, 2.47%, 8/15/42	1,000	1,000
Orlando Utilities Commission, Water & Electric, 5.00%, 10/1/25 (Tender 10/1/08)	250	252
South Miami HFA, Baptist Health, VRDN, 2.43%, 8/15/37	4,000	4,000
South Miami HFA, Baptist Health, VRDN, 2.43%, 8/15/42	2,000	2,000
Univ. of South Florida Fin. Corp., Univ. Medical Service Assn. VRDN, 2.35%, 7/1/37	2,000	2,000
		18,952
Georgia 4.1%		
DeKalb Private Hosp. Auth., Egleston Children's Hosp. VRDN, 2.69%, 3/1/24	1,145	1,145
Eclipse Funding Trust, Metro Atlanta Rapid Transportation Auth. VRDN, 2.43%, 7/1/15 (4)	2,500	2,500
Georgia, GO, 6.00%, 7/1/08	500	503
Georgia Housing & Fin. Auth., Single Family VRDN, 2.87%, 12/1/36 (3)	7,200	7,200

Georgia Private Colleges & Univ. Auth., Emory Univ. 4.75%, 11/1/08	350	353
Georgia Road & Tollway Auth., Federal Highway, GAN 5.00%, 6/1/08	2,000	2,002
		13,703
Illinois 5.6%		
Chicago Water, VRDN, 2.48%, 11/1/33 (4)	7,114	7,114
Illinois, GO, 5.00%, 8/1/08	250	252
Illinois, GO, 5.00%, 9/1/08	500	504
Illinois, GO, 5.00%, 10/1/08	265	268
Illinois, GO, VRDN, 2.68%, 11/1/24 (6)	1,500	1,500
Illinois, Sales Tax, 5.25%, 6/15/08	1,000	1,002
Illinois, Sales Tax, 5.375%, 6/15/08	1,750	1,754
Illinois EFA, Univ. of Chicago, 4.00%, 7/1/36 (Tender 7/1/08)	1,000	1,000
Lake County Pollution Control, W.W. Grainger Project VRDN, 2.95%, 4/1/21 (3)	1,500	1,500
Merrill Lynch, Metro Water Reclaim Dist. of Chicago, GO VRDN, 2.45%, 12/1/35	1,695	1,695
Metro Water Reclaim Dist. of Chicago, VRDN, 2.82%, 12/1/33	2,000	2,000
		18,589
Indiana 1.7%		
Indiana Health & Ed. Fac. Fin. Auth., Ascension Health VRDN, 2.43%, 11/15/36	2,695	2,695
Indiana HFFA, Ascension Health, VR, 5.00%, 11/1/27	1,330	1,330
Indiana Fin. Auth., VRDN, 2.43%, 2/1/21	1,400	1,400
Indiana Univ., 5.50%, 8/1/08	250	252
		5,677
Iowa 3.2%		
Iowa, TRAN, 4.00%, 6/30/08	8,000	8,011

Iowa Fin. Auth., Single Family, VRDN, 2.51%, 1/1/09 (3)	2,490	2,490
		10,501
Louisiana 1.1%		
Plaquemines Port Harbor & Terminal Dist., Chevron Corp. 3.85%, 9/1/08	2,700	2,706
St. Charles Parish, PCR, Shell Oil, VRDN, 2.65%, 9/1/23 (3)	1,100	1,100
		3,806
Maine 1.7%		
Maine Housing Auth., Single Family, 3.75%, 11/15/35 (Tender 5/15/08) (3)	2,500	2,500
Maine Housing Auth., Single Family, VR, 3.82%, 11/15/34 (Tender 7/18/08) (3)	3,000	3,000
		5,500
Maryland 3.6%		
Maryland, GO, VRDN, 2.51%, 8/15/11	1,000	1,000
Maryland, State & Local Fac., GO, 5.00%, 3/1/09	500	511
Maryland, State & Local Fac., GO, 5.50%, 3/1/09	500	514
Maryland CDA, Charles Landing South Apartments VRDN, 2.46%, 12/1/36 (3)	3,375	3,375
Maryland HHEFA, Roland Park Country School VRDN, 2.70%, 6/1/37	3,500	3,500
Montgomery County, GO, VRDN, 2.80%, 6/1/26	3,000	3,000
		11,900
Massachusetts 1.1%		
Massachusetts, GO, 5.00%, 8/1/08	100	101
Massachusetts, GO, 5.375%, 8/1/08	155	156
Massachusetts Bay Transportation Auth., VRDN, 2.72%, 7/1/23	1,500	1,500
Massachusetts Bay Transportation Auth., VRDN, 2.72%, 7/1/23	1,000	1,000

Massachusetts Water Resources Auth. VRDN, 2.47%, 8/1/31 (4)	1,000	1,000
		3,757
Michigan 1.4%		
Michigan, Federal Highway, VRDN, 2.82%, 9/15/22 (4)	1,995	1,995
Michigan Hosp., Trinity Health Corp., 2.85%, 11/19/08	2,000	2,002
Michigan Municipal Bond Auth., Michigan State Revolving Fund 3.25%, 10/1/08	600	601
		4,598
Minnesota 1.1%		
St. Cloud Hosp., CentraCare Health, VRDN, 2.43%, 5/1/42 (7)	3,500	3,500
		3,500
Mississippi 0.5%		
Mississippi, GO, 5.00%, 5/1/08 (3)(8)	230	230
Mississippi, Capital Improvement, GO, 5.00%, 11/1/08	860	868
Mississippi, Capital Improvement, GO, 5.25%, 11/1/08	500	506
		1,604
Missouri 0.3%		
Missouri HEFA, BJC Health, VRDN, 2.30%, 5/15/38	1,000	1,000
		1,000
Nevada 5.6%		
Clark County School Dist., GO, VRDN, 2.43%, 6/15/27	1,000	1,000
Clark County School Dist., GO, VRDN, 2.55%, 6/15/23 (2)	1,000	1,000
Clark County School Dist., GO, VRDN, 2.82%, 6/15/24	2,000	2,000
Clark County School Dist., GO, VRDN, 2.93%, 6/15/15 (2)	6,490	6,490
Las Vegas Valley Water Dist., GO, VRDN, 2.72%, 2/1/23	800	800
Las Vegas Valley Water Dist., GO, VRDN, 2.93%, 6/1/13 (2)	2,285	2,285

Lehman Municipal Trust Receipts, Clark County School Dist. GO, VRDN, 2.93%, 6/15/23	5,000	5,000
Nevada, GO, 6.75%, 5/15/08	105	105
		18,680
New Jersey 1.5%		
New Jersey, TRAN, GO, 4.50%, 6/24/08	5,000	5,006
		5,006
New Mexico 0.8%		
New Mexico, TRAN, GO, 3.75%, 6/30/08	2,500	2,504
		2,504
New York 1.9%		
Dormitory Auth. of New York, VRDN, 3.47%, 3/15/26 (6)	2,000	2,000
New York City Municipal Water Fin. Auth. VRDN, 2.46%, 6/15/27 (5)	1,200	1,200
New York City Transitional Fin. Auth., VRDN, 2.72%, 11/1/24	1,000	1,000
New York State Power Auth., VR, 2.10%, 3/1/20 (Tender 9/1/08)	1,000	1,000
Westchester County, GO, 3.50%, 11/15/08	1,000	1,001
		6,201
North Carolina 4.3%		
Charlotte, GO, TECP, 3.40%, 8/7/08	1,556	1,556
Charlotte, GO, VRDN, 2.51%, 6/1/10	995	995
Charlotte, GO, BAN, TECP, 2.70%, 10/9/08	1,000	1,000
Charlotte, GO, BAN, TECP, 2.95%, 9/11/08	1,562	1,562
Charlotte, GO, BAN, TECP, 3.55%, 6/12/08	1,123	1,123
North Carolina Housing Fin. Agency, Single Family VRDN, 2.75%, 7/1/32 (3)	4,455	4,455
Piedmont Triad Airport Auth., VRDN, 2.45%, 7/1/32	1,000	1,000

Univ. of North Carolina Chapel Hill, Board of Governors VRDN, 2.43%, 12/1/36	1,000	1,000
Winston-Salem, Water & Sewer, VRDN, 2.43%, 6/1/37	1,590	1,590
		14,281
Ohio 3.9%		
Columbus, GO, VRDN, 2.43%, 9/1/20	1,000	1,000
Columbus, Sewage System, VRDN, 2.51%, 12/1/15	1,400	1,400
Ohio, Capital Improvement, GO, 4.00%, 5/1/08	100	100
Ohio, Common Schools, GO, VRDN, 2.55%, 6/15/26	4,455	4,455
Ohio, Common Schools, GO, 4.00%, 9/15/08	1,000	1,004
Ohio, Infrastructure Improvement, GO, VRDN, 2.72%, 3/1/25	1,700	1,700
Ohio, Infrastructure Improvement, GO, 5.50%, 8/1/08	200	202
Ohio Air Quality Dev. Auth., First Energy Corp. VRDN, 2.65%, 12/1/23	3,000	3,000
		12,861
Pennsylvania 0.5%		
Pennsylvania State Univ., VRDN, 2.72%, 8/15/23	1,500	1,500
Philadelphia Hosp. & Higher Ed. Fac., Jefferson Health 5.00%, 5/15/08	125	125
		1,625
South Dakota 2.0%		
South Dakota HDA, Single Family, VRDN, 2.61%, 5/1/14 (3)	3,690	3,690
South Dakota HEFA, Sanford Health, VRDN, 2.48%, 11/1/34	2,850	2,850
		6,540
Tennessee 0.4%		
Montgomery County, Public Building Auth., GO VRDN, 2.55%, 4/1/32	1,050	1,050

Tennessee, GO, 5.00%, 8/1/08 (4)	200	201
		1,251
Texas 18.7%		
Dallas, GO, 5.00%, 2/15/09	500	509
Dallas, GO, VRDN, 2.43%, 2/15/19	1,500	1,500
Dallas Area Rapid Transit, VRDN, 2.44%, 12/1/31 (6)	4,480	4,480
Gulf Coast IDA, BP Global Power, VRDN, 2.65%, 4/1/38 (3)	100	100
Gulf Coast Waste Disposal Auth., BP Amoco VRDN, 2.65%, 5/1/38 (3)	900	900
Harris County, GO, TECP, 2.40%, 5/30/08	450	450
Harris County, GO, TECP, 2.40%, 5/30/08	370	370
Harris County, GO, TECP, 2.55%, 6/13/08	335	335
Harris County, GO, TECP, 2.75%, 5/30/08	250	250
Houston Independent School Dist., GO, VR, 3.75%, 6/15/31 (Tender 6/15/08)	1,000	1,000
North Texas Higher Ed. Auth., Student Loans VRDN, 2.75%, 12/1/38 (3)	8,700	8,700
North Texas Tollway Auth., BAN, 4.125%, 11/19/08	10,300	10,302
Northwest Independent School Dist., GO VRDN, 2.43%, 2/15/27	995	995
San Antonio, GO, 4.00%, 8/1/08	3,155	3,160
Tarrant County Cultural Ed. Fac. Fin. Corp., Methodist Hosp. of Dallas, VR, 2.75%, 10/1/41 (Tender 8/22/08)	3,000	3,000
Texas, GO, VRDN, 2.43%, 4/1/35	1,000	1,000
Texas, TRAN, GO, 4.50%, 8/28/08	11,000	11,028
Texas, Veterans Housing, VRDN, 2.80%, 6/1/38 (3)	4,000	4,000
Texas PFA, GO, 5.00%, 10/1/08	750	757
Texas PFA, GO, 5.50%, 10/1/08	600	607
Texas Turnpike Auth., BAN, 5.00%, 6/1/08	1,225	1,227
Texas Water Dev. Board, VRDN, 2.43%, 7/15/26	2,000	2,000

Texas Water Dev. Board, VRDN, 2.43%, 7/15/26	2,650	2,650
Texas Water Dev. Board, VRDN, 2.43%, 7/15/27	2,000	2,000
Univ. of Texas, VRDN, 2.72%, 8/15/23	1,000	1,000
		62,320
Utah 1.4%		
Utah Transit Auth., Sales Tax, VRDN, 2.43%, 6/15/38	3,300	3,300
Utah Transit Auth., Sales Tax, VRDN, 2.51%, 12/15/15	1,400	1,400
		4,700
Vermont 0.9%		
Vermont Ed. & Health Buildings Fin. Agency, Middlebury College, 3.70%, 5/1/28 (Tender 5/1/08)	3,140	3,140
		3,140
Virginia 6.0%		
Fairfax County Redev. & Housing Auth., BAN, 3.625%, 10/9/08	3,000	3,004
Hampton Roads Sanitation Dist., VRDN, 2.43%, 4/1/24	1,000	1,000
Virginia College Building Auth., Public Higher Ed. Fin. 4.00%, 9/1/08	1,000	1,002
Virginia College Building Auth., Univ. of Richmond VRDN, 2.70%, 8/1/34	1,600	1,600
Virginia HDA, Single Family, VRDN, 2.87%, 1/1/17 (3)	5,025	5,025
Virginia HDA, Single Family, VRDN, 2.87%, 7/1/17 (3)	5,865	5,865
Virginia Public School Auth., GO, 4.125%, 8/1/08	245	246
Virginia Public School Auth., GO, 5.00%, 8/1/08	2,325	2,334
		20,076
Washington 6.2%		
Deutsche Bank Spears/Lifers Trust, King County Public Hosp. Dist. #1, GO, VRDN, 2.43%, 12/1/37 (7)	2,000	2,000
Energy Northwest, 5.25%, 7/1/08	835	838

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

At April 30, 2008, the cost of investments for federal income tax purposes was $318,515,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was generally at or above the median of comparable funds, but that the fund’s expense ratio was below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008